Vanguard® Energy Fund

SUPPLEMENT TO THE PROSPECTUS

Important Change to Vanguard Energy Fund

Fund Temporarily Closed to New Accounts

Effective at 4 p.m., Eastern time, on December 9, 2004, Vanguard Energy Fund will no longer accept new accounts. During the closed period, shareholders with open Fund accounts as of December 9 will be permitted to make additional investments in these Fund accounts.

        Participants in certain retirement plans may continue to invest in accordance with the terms of their plans.

        There is no specific time frame for when the Fund will reopen.

        Vanguard Energy Fund may modify these transaction policies at any time without advance notice to shareholders. Please call Vanguard for more detailed information about the Fund’s transaction policies. Investors in nonretirement accounts and IRAs may call Vanguard’s Investor Information Department at 1-800-662-7447. Participants in employer-sponsored retirement plans may call Vanguard® Participant Services at 1-800-523-1188.

© 2004 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                                                                                     PS51 122004